EXHIBIT 24


                             POWER OF ATTORNEY

           KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of R&B Falcon Corporation, a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, one or more Registration Statements on Form S-8, or other appropriate Form, for 1,000,000 shares of common stock of the Corporation or other interests issuable under the R&B Falcon Corporation 1998 Acquisition Option Plan, hereby constitute and appoint Tim W. Nagle, Leighton E. Moss, and Wayne K. Hillin, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney on June 21, 1999.



/s/ Arnold L. Chavkin
-------------------------
Arnold L. Chavkin
Director




                             POWER OF ATTORNEY


           KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of R&B Falcon Corporation, a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, one or more Registration Statements on Form S-8, or other appropriate Form, for 1,000,000 shares of common stock of the Corporation or other interests issuable under the R&B Falcon Corporation 1998 Acquisition Option Plan, hereby constitute and appoint Tim W. Nagle, Leighton E. Moss, and Wayne K. Hillin, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney on June 14, 1999.



/s/ Charles A. Donabedian
-------------------------
Charles A. Donabedian
Director





                             POWER OF ATTORNEY

           KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of R&B Falcon Corporation, a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, one or more Registration Statements on Form S-8, or other appropriate Form, for 1,000,000 shares of common stock of the Corporation or other interests issuable under the R&B Falcon Corporation 1998 Acquisition Option Plan, hereby constitute and appoint Tim W. Nagle, Leighton E. Moss, and Wayne K. Hillin, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney on June 15, 1999.



/s/ Douglas A.P. Hamilton
-------------------------
Douglas A.P. Hamilton
Director




                             POWER OF ATTORNEY


           KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of R&B Falcon Corporation, a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, one or more Registration Statements on Form S-8, or other appropriate Form, for 1,000,000 shares of common stock of the Corporation or other interests issuable under the R&B Falcon Corporation 1998 Acquisition Option Plan, hereby constitute and appoint Tim W. Nagle, Leighton E. Moss, and Wayne K. Hillin, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney on June 15, 1999.



/s/ Macko A.E. Laqueur
-------------------------
Macko A.E. Laqueur
Director




                             POWER OF ATTORNEY


           KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of R&B Falcon Corporation, a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, one or more Registration Statements on Form S-8, or other appropriate Form, for 1,000,000 shares of common stock of the Corporation or other interests issuable under the R&B Falcon Corporation 1998 Acquisition Option Plan, hereby constitute and appoint Tim W. Nagle, Leighton E. Moss, and Wayne K. Hillin, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney on June 21, 1999.



/s/ Michael E. Porter
-------------------------
Michael E. Porter
Director




                             POWER OF ATTORNEY


           KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of R&B Falcon Corporation, a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, one or more Registration Statements on Form S-8, or other appropriate Form, for 1,000,000 shares of common stock of the Corporation or other interests issuable under the R&B Falcon Corporation 1998 Acquisition Option Plan, hereby constitute and appoint Tim W. Nagle, Leighton E. Moss, and Wayne K. Hillin, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney on June 21, 1999.



/s/ Robert L. Sandmeyer
-------------------------
Robert L. Sandmeyer
Director




                             POWER OF ATTORNEY


           KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of R&B Falcon Corporation, a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, one or more Registration Statements on Form S-8, or other appropriate Form, for 1,000,000 shares of common stock of the Corporation or other interests issuable under the R&B Falcon Corporation 1998 Acquisition Option Plan, hereby constitute and appoint Tim W. Nagle, Leighton E. Moss, and Wayne K. Hillin, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney on June 21, 1999.



/s/ Douglas E. Swanson
-------------------------
Douglas E. Swanson
Director




                             POWER OF ATTORNEY


           KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of R&B Falcon Corporation, a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, one or more Registration Statements on Form S-8, or other appropriate Form, for 1,000,000 shares of common stock of the Corporation or other interests issuable under the R&B Falcon Corporation 1998 Acquisition Option Plan, hereby constitute and appoint Tim W. Nagle, Leighton E. Moss, and Wayne K. Hillin, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney on June 16, 1999.



/s/ Steven A. Webster
-------------------------
Steven A. Webster
Director




                             POWER OF ATTORNEY


           KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of R&B Falcon Corporation, a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, one or more Registration Statements on Form S-8, or other appropriate Form, for 1,000,000 shares of common stock of the Corporation or other interests issuable under the R&B Falcon Corporation 1998 Acquisition Option Plan, hereby constitute and appoint Tim W. Nagle, Leighton E. Moss, and Wayne K. Hillin, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney on June 21, 1999.



/s/ William R. Ziegler
-------------------------
William R. Ziegler
Director